UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Inland Western Retail Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523
TELEPHONE: (630) 218-8000

April 18, 2005

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Stockholders of Inland Western Retail Real Estate Trust, Inc. The meeting will be held on Tuesday, June 7, 2005 at 9:00 a.m., Central Daylight Savings Time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523. I hope you will attend.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement contain a description of the formal business to be acted upon by the stockholders. At this year’s meeting, you will be entitled to vote on the election of seven directors and the ratification of KPMG LLP’s appointment as our independent registered public accounting firm for 2005. I encourage you to read the materials carefully. Our directors and officers, as well as representatives of KPMG LLP, will be available at the meeting to answer any questions you may have.

It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided.  You may also vote via the Internet or via touch-tone telephone.  Please follow the directions that we provide in the Proxy Statement.  Submitting your proxy or voting via the Internet or voting via touch-tone telephone will ensure that your shares will be represented at the meeting and voted in accordance with your wishes.  If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

Thank you for your continued support of and interest in our REIT. I and everyone at Inland Western Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

Sincerely,

Robert D. Parks
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE: June 7, 2005
TIME:   9:00 a.m.
PLACE:  2901 Butterfield Road
Oak Brook, Illinois 60523

To Our Stockholders:

The Board of Directors has fixed the close of business on April 14, 2005 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.

A Proxy Statement and proxy card accompany this notice. We have previously provided you with a copy of our Annual Report on Form 10-K for the year ended December 31, 2004.

We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please submit your proxy by completing, signing, dating and mailing the enclosed proxy card. You may also vote your shares electronically by following the procedures described in the attached Proxy Statement. YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

You may use the enclosed envelope which requires no further postage if mailed in the United States to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By order of the Board of Directors,

Scott W. Wilton
Secretary

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 7, 2005

INTRODUCTION

Our Board of Directors is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at our 2005 Annual Meeting of Stockholders to be held on Tuesday, June 7, 2005, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We encourage your participation in the voting at the meeting and solicit your support on each proposal to be presented.

This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 18, 2005.

Unless the context otherwise requires, all references to “our,” “we” and “us” in this Proxy Statement relate to Inland Western Retail Real Estate Trust, Inc. (“IWRRETI” or the “Company”) and those entities owned or controlled directly or indirectly by IWRRETI.

The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523.

RECORD DATE AND OUTSTANDING SHARES – The close of business on April 14, 2005 is the record date fixed by our Board of Directors for determining the holders of record of Common Stock, $.001 par value per share, of the Company entitled to notice of and to vote at the Annual Meeting. Each of the outstanding shares of Common Stock, as of the record date, is entitled to one vote on all matters to be voted upon at the meeting. On the record date, there were 297,165,085.1968 shares of Common Stock issued and outstanding, our only outstanding voting securities.

VOTING OF PROXIES - Votes cast by proxy or in person at the meeting will be tabulated by an inspector of election appointed for the meeting. Each executed and returned proxy will be voted in accordance with the directions indicated on it. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later dated proxy (which automatically revokes the earlier proxy), or by voting in person at the meeting.

VOTING ELECTRONICALLY VIA THE INTERNET – Stockholders may vote via the Internet at the www.proxyvoting.com/IWEST Web site until 11:59 p.m., Eastern Daylight Savings Time, June 6, 2005. The Internet voting procedures are designed to authenticate the stockholders’ identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions. If you choose not to vote over the Internet or via touch-tone telephone, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

VOTING VIA TOUCH-TONE TELEPHONE – Stockholders may vote via touch-tone telephone by dialing 1-800-868-5614 until 11:59 p.m., Eastern Daylight Savings Time, June 6, 2005.  The touch-tone telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions.  If you choose not to vote by touch-tone telephone or over the Internet, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES – Presence in person or by proxy at the meeting of holders of a majority of our issued and outstanding shares constitutes a quorum. Abstentions and broker non-votes will count toward the presence of a quorum. A “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

STOCKHOLDER LIST – A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open at the Company’s executive office to the examination of any stockholder by no later than May 27, 2005 and continuing through the date of the Annual Meeting. The list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours. The list will also be produced and kept at the time and place of the meeting during the whole meeting; it may be inspected by any stockholder who is present.

ELECTION OF DIRECTORS

ITEM NO. 1: TO ELECT SEVEN INDIVIDUALS TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

Our Board of Directors consists of seven individuals. A majority of these individuals must be “Independent Directors” which means that the individual:

•                      is not affiliated and has not been affiliated within the two years prior to becoming an Independent Director, directly or indirectly, with us, Inland Real Estate Investment Corporation (“IREIC” or our “Sponsor”), or Inland Western Retail Real Estate Advisory Services, Inc. (our “Business Manager/Advisor”) whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of IWRRETI, our Sponsor, our Business Manager/Advisor or any of their affiliates; and

•                      does not serve as a director for more than two other real estate investment trusts (“REITs”) organized by us or our Business Manager/Advisor or advised by our Business Manager/Advisor; and

•                      performs no other services for us, except as a director.

We currently have five Independent Directors, all of whom are nominees for reelection as Independent Directors. Our other two directors are considered “Affiliated Directors” because they are affiliated with our Sponsor, our Business Manager/Advisor or their affiliates.

The election of members of the Board is conducted on an annual basis. Each individual elected to the Board serves a one-year term and until his or her successor is elected and qualifies. Accordingly, the term of office of each of our current directors will expire at the 2005 Annual Meeting of Stockholders. At that meeting each current director will be nominated to stand for reelection as a director to hold office until our Annual Meeting of Stockholders to be held in 2006 and until his successor is elected and qualifies. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, should any nominee be unable or unwilling to accept the office of director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the election of the substitute nominee designated by the Board, and if none, for such other persons as they shall determine. Five of our current directors has been a director since our inception on March 5, 2003 and two of our current directors has been a director since July 1, 2003. Information regarding the business experience of each nominee is provided below based upon information furnished to us by the individuals named.

NOMINEES FOR ELECTION AS DIRECTORS - The following sets forth information with regard to the nominees for election to our Board as Independent Directors.

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

FRANK A. CATALANO, JR. Independent Director since 2003 Age 43

Mr. Catalano has been one of our independent directors since our inception on March 5, 2003. He has served as president of Catalano & Associates since 1999. Catalano & Associates is a real estate company that includes brokerage, property management and rehabilitation and leasing of office buildings. Mr. Catalano’s experience also includes mortgage banking. Since 2002, he has been a vice president of First Home Mortgage Company. Prior to that, Mr. Catalano was a regional manager at Flagstar Bank. He also was president and chief executive officer of CCS Mortgage, Inc. from 1995 through 2000, when Flagstar Bank acquired it.

Mr. Catalano is a member of the Elmhurst, IL Chamber of Commerce and as past chairman of the board, he is also a member of the Elmhurst Jaycees, Elmhurst Hospital Board of Governors, Elmhurst Kiwanis and is currently the President of Elmhurst Historical Museum Commission. Mr. Catalano holds a mortgage broker’s license.

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

KENNETH H. BEARD Independent Director since 2003 Age 65

Mr. Beard has been one of our independent directors since our inception on March 5, 2003. He is president and chief executive officer of Midwest Mechanical Group, formerly known as Exelon Services Mechanical Group/Chicago, a mechanical/electrical construction and services company he sold to Exelon Corporation, a New York Stock Exchange listed company, in 1999 and repurchased in February 2004. From 1999-2002 he was president and chief executive officer of Exelon Services, a subsidiary of Exelon Corporation, where he had responsibility for financial performance including being accountable for creating business strategy, growing the business through acquisition, integrating acquired companies and developing infrastructure for the combined acquired businesses. Prior to that position, from 1974 to 1999, Mr. Beard was the founder, president and chief executive officer of Midwest Mechanical, Inc., a heating, ventilation and air conditioning company providing innovative and cost effective construction services and solutions for commercial, industrial, and institutional facilities. From 1964 to 1974, Mr. Beard was employed by The Trane Company, a manufacturer of heating, ventilating and air conditioning equipment having positions in sales, sales management and general management.

Mr. Beard holds an MBA and BSCE from the University of Kentucky and is a licensed mechanical engineer. He is on the board of directors of the Wellness House in Hinsdale, Illinois, a cancer support organization, and Harris Bank—Hinsdale, serves on the Dean’s Advisory Council of the University of Kentucky, School of Engineering, and is a past member of the Oak Brook, Illinois Plan Commission (1981-1991).

PAUL R. GAUVREAU Independent Director since 2003 Age 65

Mr. Gauvreau has been one of our independent directors since our inception on March 5, 2003. He is the retired chief financial officer, financial vice president and treasurer of Pittway Corporation, a New York Stock exchange listed manufacturer and distributor of professional burglar and fire alarm systems and equipment from 1966 until its sale to Honeywell, Inc. in 2001. He was president of Pittway’s non-operating real estate and leasing subsidiaries through 2001. He was a financial consultant to Honeywell, Inc.; Genesis Cable, L.L.C.; and ADUSA, Inc. He was a director and audit committee member of Cylink Corporation, a Nasdaq Stock Market listed manufacturer of voice and data security  products from 1998 until its merger with Safenet, Inc. in February 2003.

Mr. Gauvreau holds an MBA from the University of Chicago and a BSC from Loyola University of Chicago. He is on the Board of Trustees, Chairman of the Advancement Committee and Vice Chairman of the Finance Committee of Benedictine University, Lisle, Illinois; a member of the Board of Trustees of the Chaddick Institute of DePaul University, Chicago, Illinois; and a member of the board of directors and vice president of the Children’s Brittle Bone Foundation, Pleasant Prairie, Wisconsin.

GERALD M. GORSKI Independent Director since 2003 Age 62

Mr. Gorski has been one of our independent directors since July 1, 2003. He is a partner in the law firm of Gorski and Good, Wheaton, Illinois. Mr. Gorski’s practice is limited to governmental law. His firm represents numerous units of local government in Illinois and Mr. Gorski has served as a Special Assistant State’s Attorney and Special Assistant Attorney General in Illinois. He received a Bachelor of Arts degree from North Central College with majors in Political Science and Economics and a

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

Juris Doctor degree from DePaul University Law School where he was placed on the Deans Honor List. Mr. Gorski serves as the Vice-Chairman of the Board of Commissioners for the DuPage Airport Authority and also serves as the Chairman of the DuPage Technology Park Board. He has written numerous articles on various legal issues facing Illinois municipalities; has been a speaker at a number of municipal law conferences and is a member of the Illinois Bar Association, the Institute for Local Government Law and the International Municipal Lawyers Association.

BARBARA A. MURPHY Independent Director since 2003 Age 67

Ms. Murphy has been one of our independent directors since July 1, 2003. She is the Chairwoman of the DuPage Republican Party. Ms. Murphy is also a member of the Illinois Motor Vehicle Review Board and a member of the Matrimonial Fee Arbitration Board. Ms. Murphy is a Milton Township Trustee and a committeeman for Milton Township Republican Central Committee. Ms. Murphy previously served as State Central Committeewoman for the Sixth Congressional District and has also served on the DuPage Civic Center Authority Board, the DuPage County Domestic Violence Task Force, and the Illinois Toll Highway Advisory Committee. Ms. Murphy is a founding member of the Family Shelter Service Board. As an active volunteer for Central DuPage Hospital, she acted as the “surgery hostess” (cared for families while a family member was undergoing surgery). Ms. Murphy was a department manager and buyer for J.W. Robinson’s and Bloomingdale’s and the co-owner of Daffy Down Dilly Gift Shop.

The following sets forth information with regard to the remaining nominees for election to our Board, each of whom is considered an Affiliated Director.

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

ROBERT D. PARKS Chairman, Chief Executive Officer and Affiliated Director since our formation in 2003 Age 61

Mr. Parks is a director of The Inland Group Inc. (“Inland”) and one of its four original principals. He has been our chairman, chief executive officer, and an affiliated director since our inception on March 5, 2003. He is chairman of our Sponsor, a director of our Managing Dealer and a director of Inland Investment Advisors, Inc. Mr. Parks is chairman, chief executive officer and an affiliated director of Inland American Real Estate Trust, Inc. and president and a director of Inland Real Estate Corporation. He is chairman and a director of Inland Retail Real Estate Trust, Inc. and an affiliated director of Inland Real Estate Exchange Corporation.

Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for our Sponsor. He oversees and coordinates the marketing of all investments and investor relations.

Prior to joining Inland, Mr. Parks taught in Chicago’s public schools. He received his B.A. Degree from Northeastern Illinois University and his M.A. Degree from the University of Chicago. He is a registered Direct Participation Program Limited Principal with the National Association of Securities Dealers. He is a member of the Real Estate Investment Association, the Financial Planning Association, the Foundation for Financial Planning, as well as a member of the National Association of Real Estate Investment Trusts (NAREIT).

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

BRENDA G. GUJRAL Affiliated Director since our formation in 2003 Age 62

Mrs. Gujral has been an affiliated director since our inception on March 5, 2003.  She is president, chief operating officer and a director of our Sponsor and president, chief operating officer and a director of our Managing Dealer-a member firm of the National Association of Securities Dealers.  Mrs. Gujral is also a director of Inland Investment Advisors, Inc., Chairman of the Board of Inland Real Estate Exchange Corporation, and a director and president of Inland American Real Estate Trust, Inc.

Mrs. Gujral has overall responsibility for the operations of our Sponsor, including the distribution of checks to over 50,000 investors, the review of periodic communications to those investors, the filing of quarterly and annual reports for Inland’s publicly registered investment programs with the Securities and Exchange Commission, compliance with other Securities and Exchange Commission and National Association of Securities Dealers securities regulations for both our Sponsor and our Managing Dealer, review of asset management activities and marketing and communications with the independent broker-dealer firms selling Inland’s current and prior programs.  She works with internal and outside legal counsel in structuring our Sponsor’s investment programs and in connection with the preparation of its offering documents and registering the related securities with the Securities and Exchange Commission and state securities commissions.

Mrs. Gujral has been with the Inland organization for 22 years, becoming an officer in 1982.  Prior to joining the Inland organization, she worked for the Land Use Planning Commission establishing an office in Portland, Oregon to implement land use legislation for that state.

She is a graduate of California State University.  She holds Series 7, 22, 39 and 63 licenses from the National Association of Securities Dealers and is a member of The National Association of Real Estate Investment Trusts.  Ms. Gujral is also a member of the Financial Planning Association, the Foundation for Financial Planning and the National Association for Female Executives.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

FRANK A. CATALANO, JR.,
KENNETH H. BEARD,
PAUL R. GAUVREAU,
GERALD M. GORSKI,
BARBARA A. MURPHY,
ROBERT D. PARKS, AND
BRENDA G. GUJRAL

ITS NOMINEES FOR ELECTION AS DIRECTORS

TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS

AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

VOTE REQUIRED

The vote of a majority of the shares of stock of the Company entitled to vote, present in person or by proxy at a meeting at which a quorum is present, is necessary for the election of a director. There are no cumulative voting rights in the election of directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

BOARD MEETINGS IN 2004 – Our Board met 20 times during 2004. Each director attended more than 75% of the total number of meetings of the Board and the Committee on which he served.  We do not have a policy with regard to Board members’ attendance at annual meetings.  However, each director attended the 2004 Annual Meeting.

COMMITTEES OF THE BOARD OF DIRECTORS – Our bylaws provide that our Board may establish such committees as the Board believes appropriate. The Board will appoint the members of the committee in the Board’s discretion. Our bylaws require that a majority of the members of each committee of our Board is to be comprised of independent directors.

Our Board has established an Audit Committee comprised of Messrs. Catalano, Beard and Gauvreau.   Mr. Gauvreau serves as the chair of the Audit Committee and qualifies as our “financial expert” under the rules of the Securities and Exchange Commission.  These three directors are independent in accordance with the National Association of Securities Dealers’ listing standards and under the Sarbanes-Oxley Act. The Board has adopted a written charter for the Audit Committee which was included as an exhibit to our proxy statement for the 2004 Annual Meeting.

The Audit Committee is responsible for the engagement of our independent registered public accounting firm, reviewing the plans and results of the audit engagement with our independent registered public accounting firm, approving services performed by and the independence of our independent registered public accounting firm, considering the range of audit and non-audit fees, and consulting with our independent registered public accounting firm regarding the adequacy of our internal accounting controls. This committee met eight times during 2004.

Our Board may establish an executive committee consisting of three directors, including two independent directors. The executive committee would likely exercise all powers of the Board in the management of the business and affairs of our company, except for those which require actions by all of the directors or by the independent directors under our articles of incorporation or bylaws or under applicable law.

Our Board may establish a management disclosure committee to assist in reviewing our disclosures, controls and procedures. The committee may include our directors and directors and officers of our Business Manager/Advisor.

Our Board may establish an executive compensation committee consisting of three directors, including two independent directors, to establish compensation policies and programs for our executive officers. The executive compensation committee will exercise all powers of our Board in connection with establishing and implementing compensation matters, including incentive compensation and benefit plans.

Although we do not have a standing nominating committee or compensation committee of the Board of Directors, the Board of Directors itself serves in those capacities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There is no compensation committee. The Board of Directors has been responsible for all compensation decisions.  As we have no employees, there are no compensation decisions to be made by the Board of Directors.

NOMINATING COMMITTEE

Our Board of Directors does not currently have a nominating committee.  Rather, each member of our Board of Directors participates in the process of identifying and considering individuals for Board membership.  Our Board of Directors believes its current process is effective since the current members of the Board of Directors are seasoned executives from a variety of backgrounds.  Each member of our Board of Directors satisfies the independence requirements under the National Association of Securities Dealers’ listing standards and the Sarbanes-Oxley Act, other than Mr. Parks and Mrs. Gujral.

The Board of Directors will consider for recommendation to the Board nominations made by stockholders that comply with the procedures described below under the caption “Advance Notice Procedures for Making Director Nominations and Stockholder Proposals.”

Once our Board of Directors has identified a possible nominee (whether through a recommendation from a shareholder or otherwise), the independent members of the Board of Directors make an initial determination as to whether to conduct a full evaluation of the candidate.  This initial determination is based on the information provided to the Board of Directors when the candidate is recommended, the Board’s own knowledge of the prospective candidate and information, if any, obtained by the Board’s inquiries.  The preliminary determination is based primarily on the need for additional Board members to fill vacancies, expand the size of the Board of Directors or obtain representation in market areas without Board representation and the likelihood that the candidate can satisfy the evaluation factors described below.  If the independent members of the Board of Directors determines that additional consideration is warranted, it may gather additional information about the candidate’s background and experience.  The independent members of the Board of Directors then evaluate the prospective nominee against the following standards and qualifications:

•                                          Achievement, experience and independence;

•                                          Wisdom, integrity and judgment;

•                                          Understanding of the business environment; and

•                                          Willingness to devote adequate time to Board duties.

The independent members of the Board of Directors also consider such other relevant factors as they deem appropriate, including the current composition of the Board, the need for audit committee or other expertise and the evaluations of other candidates.  In connection with this evaluation, the independent members of the Board of Directors determine whether to interview the candidate. If the independent members of the Board of Directors decide that an interview is warranted, one or more of those members, and others as appropriate, interviews the candidate in person or by telephone. After completing this evaluation and interview, the independent members of the Board of Directors make a recommendation to the full Board of Directors as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the independent members of the Board of Directors.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers’ listing standards and the Sarbanes-Oxley Act. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter was attached as an exhibit to our proxy statement for our 2004 Annual Meeting.

Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and an audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004, in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2004 financial statements and management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures and the letters from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors of Inland Western Retail Real Estate Trust, Inc.:

Frank A. Catalano, Jr.
Kenneth H. Beard
Paul R. Gauvreau

SHAREHOLDER COMMUNICATIONS

We have not adopted a formal process for shareholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. Shareholders are free to contact any director or executive officer directly by writing in care of IWRRETI, or by writing to Ms. Roberta S. Matlin, Vice President of the Company, at 2901 Butterfield Road, Oak Brook, IL 60523, or by sending an email to Ms. Matlin at matlin@inlandgroup.com. Shareholders can contact the audit committee directly by sending a letter to Mr. Paul Gauvreau, in care of the Company at 2901 Butterfield Road, Oak Brook, IL 60523.

We believe our responsiveness to shareholder communications to the Board of Directors has been excellent. Nevertheless, during the upcoming year the Board of Directors will give full consideration to the adoption of a formal process for stockholder communications with the Board of Directors and, if adopted, publish it promptly and post it to our website.

COMPLIANCE AND GOVERNANCE

On October 12, 2004, our Board of Directors unanimously adopted a Code of Business Conduct and Ethics, Nonretaliation Policy, and Complaint Procedures for Accounting and Auditing Matters.

OUR EXECUTIVE OFFICERS

OUR AFFILIATION WITH THE INLAND GROUP OF COMPANIES

Inland, together with its subsidiaries and its and their affiliates (collectively, the “Inland Affiliated Companies”), is a fully integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. We operate under the direction of our Board of Directors.  Our Board of Directors is responsible for our business and management, and sets our policies and strategies. IREIC, a subsidiary of Inland and one of the Inland Affiliated Companies is our Sponsor and organizer. Our Business Manager/Advisor is a wholly-owned subsidiary of IREIC and is responsible for the day-to-day management of our affairs and the implementation of the policies of our Board of Directors. Inland Securities Corporation, another of the Inland Affiliated Companies, is the Managing Dealer of our initial public offering and our current offering. Inland Securities was formed in 1984 and is qualified to do business as a securities broker-dealer throughout the United States. Since its formation, Inland Securities has provided the marketing function for distribution of the investment products sponsored by IREIC. Inland Securities does not render such services to anyone other than the Inland Affiliated Companies. Inland US Management LLC, Inland Southwest Management LLC and Inland Pacific Property Services LLC (the “Property Managers”), which are owned principally by individuals who are affiliates of Inland, are responsible for collecting rent, leasing and maintaining the individual properties we own.  Inland Real Estate Acquisitions, Inc., one of the Inland Affiliated Companies, has extensive experience in acquiring real estate for investment and is responsible for acquiring properties. Inland Risk and Insurance Management Services, Inc., another of the Inland Affiliated Companies, is responsible for providing insurance coverage on our properties.  Inland Mortgage Corporation, Inland Mortgage Servicing Corporation and Inland Mortgage Investment Corporation, each Inland Affiliated Companies, are responsible for the purchase, sale and servicing of our mortgages. Our senior management includes executives of the mentioned Inland Affiliated Companies. In addition, we have agreements with our Business Manager/Advisor and the Property Managers to pay certain compensation to them and other Inland Affiliated Companies for services provided to us. See “Certain Relationships and Related Transactions” below.

BIOGRAPHIES OF OUR EXECUTIVE OFFICERS

Our executive officers are appointed by, and serve at the discretion of, the Board. They will continue to serve in their respective offices until they resign or their successors are elected and qualify. There is no family relationship between any of our executive officers and any of our directors. None of our executive officers has a written employment or severance agreement with us. The following sets forth information regarding our executive officers:

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

ROBERT D. PARKS Chairman, Chief Executive Officer and an Affiliated Director since our formation in 2003 Age 61	The biography of Mr. Parks is included above under “Election of Directors — Nominees for Election as Directors.”

ROBERTA S. MATLIN Vice President - Administration since our formation in 2003 Age 60

Ms. Matlin has been our vice president of administration since our formation in 2003. Ms. Matlin joined our Sponsor in 1984 as director of investor administration and currently serves as senior vice president of our Sponsor, directing its day-to-day internal operations. Ms. Matlin is a director of our Sponsor, a director and president of Inland Investment Advisors, Inc. and Intervest Southern Real Estate Corporation, and a director and vice president of our Managing Dealer. She is the president of Inland American Advisory Services, Inc. Since 2004 she has been vice president of administration of Inland American Real Estate Trust, Inc. She was vice president of administration of Inland Real Estate Corporation from 1995 until 2000 and of Inland Retail Real Estate Trust, Inc. from 1998 until 2004. From June 2001 until April 2004 she was a trustee and executive vice president of Inland Mutual Fund Trust. Prior to joining Inland, she worked for the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin is a graduate of the University of Illinois. She holds Series 7, 22, 24, 39, 63 and 65 licenses from the National Association of Securities Dealers, Inc.

SCOTT W. WILTON Secretary since our formation in 2003 Age 45

Mr. Wilton has been our secretary since our formation in 2003. Mr. Wilton joined Inland in January 1995. He is assistant vice president of The Inland Real Estate Group, Inc. and assistant counsel with The Inland Real Estate Group law department. From 1998 until 2004, Mr. Wilton was secretary of Inland Retail Real Estate Trust, Inc. and Inland Retail Real Estate Advisory Services, Inc. In 2001, he became the secretary of Inland Real Estate Exchange Corporation. In 2004, he became secretary of Inland American Real Estate Trust, Inc. Mr. Wilton is involved in all aspects of Inland’s business, including real estate acquisitions and financing, securities law and corporate governance matters, leasing and tenant matters, and litigation management. He received B.S. degrees in economics and history from the University of Illinois at Champaign in 1982 and his law degree from Loyola University of Chicago, Illinois in 1985. Prior to joining Inland, Mr. Wilton worked for the Chicago law firm of Williams, Rutstein, Goldfarb, Sibrava and Midura, Ltd., specializing in real estate and corporate transactions and litigation.

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

STEVEN P. GRIMES Treasurer and principal financial officer since 2004 Age 38

Mr. Grimes joined our Business Manager/Advisor as its chief financial officer on February 18, 2004. He is responsible for our finances and borrowings. Prior to joining our Business Manager/Advisor, Mr. Grimes was a director with Cohen Financial and was a senior manager with Deloitte and Touche. Mr. Grimes received his B.S. Degree in accounting from Indiana University.

LORI J. FOUST Principal accounting officer since 2004 Age 40

Ms. Foust joined our Business Manager/Advisor as vice president on November 17, 2003. She is responsible for our financial and SEC reporting. Prior to joining our Business Manager/Advisor, Ms. Foust was a senior manager in the real estate division with Ernst & Young LLP. She received her B.S. Degree in accounting and her M.B.A. Degree from the University of Central Florida.

DEBRA J. RANDALL Assistant vice President Age 49

Ms. Randall joined our Business Manager/Advisor as assistant vice president on January 30, 2004. Ms. Randall is responsible for our financial and SEC reporting. Prior to joining our Business Manager/Advisor, Ms. Randall was a corporate controller for a privately held real estate company and has over 10 years of real estate experience at several public accounting firms. She received her B.A. Degree in Liberal Arts and is in the process of completing her M.A. Degree from DePaul University. She is a certified public accountant, a member of the Illinois CPA Society and a licensed real estate salesperson.

COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS

DIRECTOR COMPENSATION

BASE COMPENSATION. We pay each of our Independent Directors an annual fee of $5,000 (increased to $10,000 effective October 1, 2004) plus $500 for each meeting of the Board or a committee thereof attended in person ($750 for each meeting of the audit committee attended in person), a fee of $350 for each meeting of the Board or committee of the Board attended by telephone ($500 for each meeting of the audit committee attended by telephone), and reimbursement of their out-of-pocket expenses incurred. Mr. Catalano was paid a fee of $19,750, Mr. Gauvreau was paid a fee of $19,600, Mr. Beard was paid a fee of $18,750, Mr. Gorski was paid a fee of $15,750 and Ms. Murphy was paid a fee of $16,100 in 2004 for their services as Independent Directors. Mr. Parks and Mrs. Gujral do not receive any fees or other remuneration for serving as our Affiliated Directors.

INDEPENDENT DIRECTOR STOCK OPTION PLAN

We have an Independent Director Stock Option Plan under which non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, are eligible to participate.

We have authorized and reserved a total of 75,000 shares of our common stock for issuance under our Independent Director Stock Option Plan. The number and type of shares which could be issued under the plan may be adjusted if we are the surviving entity after a reorganization or merger or if our stock splits, is consolidated or we are recapitalized. If this occurs, the exercise price of the options will be correspondingly adjusted.

The Independent Director Stock Option Plan provides for the grant of non-qualified stock options to purchase 3,000 shares to each Independent Director upon his or her appointment if they meet the conditions in the plan. The plan also provides for subsequent grants of options to purchase 500 shares on the date of each annual stockholder’s meeting to each Independent Director then in office. However, options may not be granted at any time when the grant, along with the grants to be made at the same time to other Independent Directors, would exceed 10% of our issued and outstanding shares. We have granted options to purchase 3,500 shares at $8.95 per share to each of our five Independent Directors. The option price for subsequent options will be equal to the fair market value of a share on the last business day preceding the annual meeting of stockholders. The option price was fixed at $8.95 per share until the termination of our initial public offering of common stock which occurred in March 2005. Currently, the option price will be the fair market value of our common stock on the date of grant, as determined in accordance with the Independent Director Stock Option Plan.

One-third of the options granted following an individual initially becoming an Independent Director are exercisable beginning on the date of their grant, one-third will first become exercisable on the first anniversary of the date of their grant, and the remaining one-third will first become exercisable on the second anniversary of the date of their grant. All other options granted under the Independent Director Stock Option Plan will become fully exercisable on the second anniversary of their date of grant.

Options granted under the Independent Director Stock Option Plan are exercisable until the first to occur of

•                                          the tenth anniversary of the date of grant,

•                                          the removal for cause of the Independent Director as an Independent Director, or

•                                             three months following the date the Independent Director ceases to be an Independent Director for any other reason except death or disability.

The options may be exercised by payment of cash or through the delivery of common stock. They are generally exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director. However, if the option is exercised within the first six months after it becomes exercisable, any shares issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the option. Notwithstanding any other provisions of the Independent Director stock option plan to the contrary, no option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.

No option may be sold, pledged, assigned or transferred by an Independent Director in any manner otherwise than by will or by the laws of descent or distribution.

Upon our dissolution, liquidation, reorganization, merger or consolidation as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our property, the Independent Director Stock Option Plan will terminate, and any outstanding unexercised options will terminate and be forfeited. However, holders of options may exercise any options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger. Additionally, our Board may provide for any or all of the following alternatives:

•                                             for the assumption by the successor corporation of the options previously granted or the substitution by the corporation for the options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices;

•                                             for the continuance of the Independent Director Stock Option Plan by such successor corporation in which event the Independent Director Stock Option Plan and the options will continue in the manner and under the terms so provided; or

•                                             for the payment in cash or common stock in lieu of and in complete satisfaction of the options.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders	—	—	—

Equity Compensation Plans Not Approved by Security Holders	75,000	$8.95	60,000

EXECUTIVE COMPENSATION

We have no employees and our executive officers will not receive any compensation from us for their services as such officers. Our executive officers are officers of one or more of the Inland Affiliated Companies, and are compensated by those entities, in part, for their services rendered to us.  We pay our Business Manager/Advisor and its affiliates (which are Inland Affiliated Companies) certain compensation in exchange for services they provide to us. Such compensation is described below under “Certain Relationships and Related Transactions.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into agreements to pay our Business Manager/Advisor and its affiliates certain fees or other compensation for providing services to us.  The compensation arrangements between us and our Business Manager/Advisor, Inland and its affiliates, were not determined by arm’s-length negotiations.  The following table discloses the compensation which we may pay our Business Manager/Advisor and its affiliates, each of which is an Inland Affiliated Company.  In those instances in which there are maximum amounts or ceilings on the compensation which may be received, our Business Manager/Advisor and its affiliates may not recover any excess amounts for those services by reclassifying them under a different compensation or fee category.

We define net income as total revenues less expenses other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.  When we use the term “net income” for purposes of calculating some expenses and fees, it excludes the gain from the sale of our assets.  This definition of net income is prescribed by the Statement of Policy Regarding REITs adopted by the North American Securities Administrators Association, Inc., or NASAA; but it is not in accordance with generally accepted accounting principles in the United States, because depreciation and other non-cash reserves are not deducted in determining net income under the NASAA REIT Statement.  Excluding depreciation will result in not reimbursing our Business Manager/Advisor for a non-cash expenditure and not excluding the gain from the sale of our assets could result in greater net income on which the 25% reimbursement to our Business Manager/Advisor is allowed.

Nonsubordinated Payments

The following aggregate amounts of compensation, allowances and fees we may pay to our Business Manager/Advisor and its affiliates are not subordinated to the returns on net investments that we are required to pay to our shareholders.

Type of compensation and recipient	Method of compensation	Estimated maximum dollar amount

Offering Stage
Selling commissions payable to the Managing Dealer and dealers designated by the Managing Dealers referred to as soliciting dealers.

We will pay a selling commission of 7.5% of the sale price for each share (and reallow 7%), subject to reduction for special sales under certain circumstances.

We will permit the Managing Dealer and its respective officers and employees and certain of its affiliates to purchase shares net of sales commissions and the marketing allowance and due diligence expense allowance or for $8.95 per share; however, any subsequent purchases of shares by any such persons are limited to a maximum discount of 5%.

Also, soliciting dealers and their respective officers and employees and certain of their respective affiliates who request and are entitled to purchase shares net of selling commissions may make an initial purchase of shares net of sales commissions or for $9.30 per share; however, any subsequent purchases of shares by any such persons are limited to a maximum discount of 5%.

Through December 31, 2004, we have incurred $151,030,637 in selling commissions in connection with our initial public offering. We intend to sell 250,000,000 shares of our common stock at $10.00 per share in our initial public offering. The actual amount we will incur in our current offering depends upon the amount of shares sold. A total of $187,500,000 in selling commissions will be paid if the maximum current offering is sold and there are no special sales.

Type of compensation and recipient	Method of compensation		Estimated maximum dollar amount

Marketing allowance and due diligence expense allowance paid to the Managing Dealer and soliciting dealers.

We will pay an amount equal to 2.5% of the gross offering proceeds to the Managing Dealer, all or a portion of which may be passed on to soliciting dealers, in lieu of reimbursement of specific expenses associated with marketing. We may pay an additional 0.5% of the gross offering proceeds to the Managing Dealer, which may be passed on to the soliciting dealers, for due diligence expenses. We will not pay the marketing allowance and due diligence expense allowance in connection with any special sales, except those receiving volume discounts and certain others.

Through December 31, 2004, we have incurred $74,745,629 in marketing allowance and due diligence expense allowance in connection with our initial public offering. The actual amount of marketing allowance and due diligence expense allowance in connection with our current offering will depend on the number of shares sold. If there are no special sales and we sell the maximum number of shares offered, approximately $75,000,000 will be paid for the marketing allowance and the due diligence expense allowance.

Reimbursable expenses and other expenses of issuance and distribution	We expect to incur the following expenses in connection with our current offering:

All amounts other than the Securities and Exchange Commission registration fee and the NASD filing fee are estimates. The actual amounts of these expenses cannot be determined at the present time. We estimate the total amount of the issuance and distribution expenses to be approximately $13,307,323. Through December 31, 2004, we have incurred $1,273.839 of reimbursable expenses to our Business Manager/Advisor in connection with our initial public offering. In addition, as of December 31, 2003, our Business Manager/Advisor had advanced an aggregate of approximately $1,763,306 for the payment of offering expenses to non-affiliated third parties in connection with our initial public offering, all of which has been repaid.

Our Sponsor has not advanced any reimbursable expenses in connection with our current offering. We may reimburse up to $14,807,323 for offering expenses advanced if we sell the maximum number of shares offered in our current offering.

If our current offering is not successful, then our Sponsor will be solely responsible for the offering expenses to the extent it has not been reimbursed.

	Securities and Exchange Commission registration fee	$340,823
	NASD filing fee	$30,500
	Printing and mailing expenses	$4,250,000
	Blue Sky fees and expenses	$136,000
	Legal fees and expenses	$900,000
	Accounting fees and expenses	$650,000
	Advertising and sales literature	$5,500,000
	Transfer Agent fees	$800,000
	Data processing fees	$500,000
	Bank fees and other administrative expenses	$200,000

If the aggregate of all offering expenses, including selling commissions, the marketing allowance and due diligence expense allowance, exceeds 15% of the gross offering proceeds, of if the aggregate of all offering expenses, excluding the selling expenses, exceeds 5.5% of the gross offering proceeds, our Business Manager/Advisor or its affiliates will promptly pay the excess and we will have no liability for these expenses at any time afterward.

Type of compensation and recipient	Method of compensation	Estimated maximum dollar amount

Acquisition Stage
Acquisition expenses paid to our Business Manager/Advisor’s affiliates, Inland Real Estate Acquisitions, Inc. and The Inland Real Estate Group, Inc.

We will pay an amount, estimated to be up to 0.5% of the total of (1) the gross offering proceeds from the sale of 250,000,000 shares, (2) the gross proceeds from the sale of up to 20,000,000 shares pursuant to the distribution reinvestment programs. The acquisition expenses for any particular property will not exceed 6% of the gross purchase price of the property.

However, if we request additional services, the compensation will be provided on separate agreed-upon terms and the rate will be approved by a majority of disinterested directors, including a majority of the disinterested Independent Directors, as fair and reasonable for us.

We may pay no more than $13,450,000 for the reimbursement of acquisition expenses if the maximum number of shares are sold and all of the 20,000,000 shares are sold pursuant to the distribution reinvestment program.  However, the actual amounts cannot be determined at the present time.

Interest expenses paid to our Business Manager/Advisor and Inland Mortgage Corporation in connection with loans.

We may borrow money from our Business Manager/Advisor and its affiliates in order to acquire properties. In such instances, we will pay our Business Manager/Advisor and its affiliates interest at prevailing market rates.

The actual amounts are dependent on actual borrowings. Therefore, these amounts cannot be determined at the present time.

Operational Stage

Property management fee paid to our Property Managers, Inland US Management LLC, Inland Southwest Management LLC and Inland Pacific Property Services LLC. We will pay the fee for services in connection with the rental, leasing, operation and management of the properties.

We will pay a monthly fee of 4.5% of the gross income from the properties. We will also pay a monthly fee for any extra services equal to no more than 90% of that which would be payable to an unrelated party providing the services. The Property Managers may subcontract their duties for a fee that may be less than the fee provided for in the management services agreements.

For the year ended December 31, 2004, and the period from March 3, 2003 to December 31, 2003, we have incurred and paid property management fees of $5,381,721 and $16,627, of which $5,381,721 and $16,627 were retained by Inland US Management LLC, Inland Southwest Management LLC and Inland Pacific Property Services LLC. If we acquire the businesses of our Business Manager/Advisor and/or our Property Managers, the property management fees will cease. The actual amounts we will incur in the future are dependent upon results of operations and, therefore, cannot be determined at the present time.

Type of compensation and recipient	Method of compensation	Estimated maximum dollar amount

Reimbursable expenses to our Business Manager/Advisor. These may include costs of goods and services, administrative services and non-supervisory services performed directly for us by independent parties.

We will reimburse some expenses of the Business Manager/Advisor. The compensation and reimbursements to our Business Manager/Advisor will be approved by a majority of our directors and a majority of our Independent Directors as fair and reasonable for us.

The actual amounts are dependent upon results of operations and, therefore, cannot be determined at the present time.

We will reimburse some expenses of the Inland Risk and Insurance Management Services for insurance coverage.

Inland Risk and Insurance Management Services charges us $50 per hour for assistance in obtaining insurance coverage. Any commissions they receive are credited against this hourly rate. We believe this hourly rate is approximately 90% of the rate charged by unaffiliated third parties. The compensation to this company will be approved by a majority of our directors and a majority of our Independent Directors as fair and reasonable for us.

The actual amounts are dependent upon results of operations and, therefore, cannot be determined at the present time.

We will compensate the Inland Mortgage Servicing Corporation and Inland Mortgage Investment Corporation for purchase, sale and servicing of mortgages.

Inland Mortgage Servicing Corporation charges us .03% per year on the first billion dollars of mortgages serviced and .01% thereafter. Inland Mortgage Investment Corporation charges us .02% of the principal amount of each loan placed. The compensation to these companies will be approved by a majority of our directors and a majority of our Independent Directors as fair and reasonable for us.

For the year ended December 31, 2004, and the period from March 3, 2003 to December 31, 2003, we have incurred and paid $140,859 and $328, respectively to Inland Mortgage Servicing Corporation. For the year ended December 31, 2004, and the period from March 3, 2003 to December 31, 2003, we have incurred and paid $3,475,472 and $59,523, respectively to Inland Mortgage Investment Corporation.

The actual amounts we will incur in the future are dependent upon results of operations and cannot be determined at the present time.

Liquidation Stage
Property disposition fee payable to our Business Manager/Advisor’s affiliates, Inland Real Estate Sales, Inc. and Inland Partnership Property Sales Corp.

We may pay a property disposition fee to our Business Manager/Advisor and its affiliates if we sell any of our real property in an amount equal to the lesser of:

•                       3% of the contract sales price of the property; or

•                       50% of the customary commission which would be paid to a third party broker for the sale of a comparable property.

The amount paid, when added to the sums paid to unaffiliated parties, will not exceed

The actual amounts to be received depend upon the sale price of our properties and, therefore, cannot be determined at the present time. If we acquire the business manager/advisor, the property disposition fee will cease.

Type of compensation and recipient	Method of compensation	Estimated maximum dollar amount

either the customary commission or an amount equal to 6% of the contracted for sales price. Payment of such fees will be made only if the Business Manager/Advisor provides a substantial service in connection with the sale of the property.

Subordinated Payments

We may pay the following additional fees to our Business Manager/Advisor after returns on net investment have been paid to our shareholders:

Type of compensation and recipient	Method of compensation	Estimated maximum dollar amount

Operational Stage
Advisor asset management fee payable to our Business Manager/Advisor.

We pay an annual advisor asset management fee of not more than 1% of our average assets. Our average assets means the average of the total book value including acquired intangibles of our real estate assets plus the total value of our loans receivables secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves. We will compute our average assets by taking the average of these values at the end of each month during the quarter for which we are calculating the fee. The fee is payable quarterly in an amount equal to ¼ of 1% of average assets as of the last day of the immediately preceding quarter. For any year in which we qualify as a REIT, our Business Manager/Advisor must reimburse us for the following amounts if any:

The actual amounts to be received depend upon the sale price of our properties and, therefore, cannot be determined at the present time. If we acquire the Business Manager/Advisor, the advisor asset management fee will cease.

(1)               the amounts by which our total operating expenses, the sum of the advisor asset management fee plus other operating expenses, paid during the previous fiscal year exceed the greater of:

•   2% of our average assets for that fiscal year, or

•   25% of our net income for that fiscal year.

(2)               plus an amount, which will not exceed the advisor asset management fee for that year, equal to any difference between the total amount of distributions to stockholders for that year and the 6% annual return on the net investment of shareholders.

Items such as organization and offering expenses, property expenses, interest payments, taxes, non-cash expenditures, the incentive advisory fee and acquisition expenses are excluded from the definition of total operating expenses.

In certain circumstances, the excess amount specified in clause (1) may not need to be reimbursed.

Type of compensation and recipient	Method of compensation	Estimated maximum dollar amount

Liquidation Stage
Incentive advisory fee payable to our Business Manager/Advisor.

We will pay to our Business Manager/Advisor an amount equal to 15% of the net proceeds from the sale of a property after our shareholders have first received:

(1)     a cumulative non-compounded return equal to 10% a year on their net investment; and

(2)     their net investment.

The actual amounts to be received depend upon the sale price of our properties and, therefore, cannot be determined at the present time. If we acquire or consolidate with the business conducted by our Business Manager/Advisor, the incentive advisory fee will terminate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 8, 2005, regarding the number and percentage of shares beneficially owned by: (i) each director; (ii) each executive officer; (iii) all directors and executive officers as a group; and (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares. As of March 8, 2005, no stockholder beneficially owned more than 5% of our outstanding shares. As of March 8, 2005, we had approximately 73,200 stockholders of record and approximately 264,280,614 shares of common stock outstanding for our two offerings. Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table. However, any such shares which are not outstanding are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Except as indicated, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENT OF CLASS

Robert D. Parks	123,385.2153	(1)	*
Roberta S. Matlin	280.7822		*
Scott W. Wilton	0		0
Steven P. Grimes	0		0
Lori A. Foust	0		0
Brenda G. Gujral	0		0
Frank A. Catalano, Jr.	3,000	(2)	*
Kenneth H. Beard	54,187.6032	(2)	*
Paul R. Gauvreau	114,731.8450	(2)	*
Gerald M. Gorski	4,046.8315	(3)	*
Barbara A. Murphy	2,000	(3)	*

All Directors and Executive Officers as a group (12 persons)	302,891.6755	(1)(2)	*

*Less than 1%

(1)                                  Includes 20,000 shares owned by our Business Manager/Advisor. Our Business Manager/Advisor is a wholly-owned subsidiary of our Sponsor, which is an affiliate of Inland.  Mr. Parks is a control person of Inland and disclaims beneficial ownership of these shares owned by the Advisor.

(2)                                  Includes 3,000 shares issuable upon exercise of options granted to the director under our independent director stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

(3)                                  Includes 2,000 shares issuable upon exercise of options granted to the directors under our independent director stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

The address of each of the persons listed above is 2901 Butterfield Road, Oak Brook, Illinois 60523.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT – Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our outstanding shares, to file statements of beneficial ownership and changes in beneficial ownership of our shares with the Securities and Exchange Commission (SEC) and to furnish us with copies of all statements they file. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2004 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR 2005

ITEM NO. 2: TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.

KPMG LLP has served as our independent registered public accounting firm since our formation in 2003, and our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent registered public accounting firm. Therefore, the Board, upon the recommendation of its Audit Committee, has appointed KPMG LLP to act as our independent registered public accounting firm to examine our consolidated financial statements for our 2005 fiscal year. Although our selection of an independent registered public accounting firm does not require your approval, we believe it is desirable to obtain your concurrence to our selection.

One or more representatives of KPMG LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table presents fees for professional audit services rendered by KPMG LLP for 2004 and 2003, and fees for other services rendered by it:

	Fiscal Year 2004	Fiscal Year 2003

Audit Fees (1)	$1,627,389	$137,000
Audit Related Fees	—	—
Tax Fees (2)	86,025	21,925
All Other Fees	—	—
Total Fees	$1,713,414	$158,925

(1)                                  Audit fees include the financial statement and, in 2004, internal controls audit fees and fees for other attest services, consents and assistance with and review of documents filed with the SEC.

(2)                                  Tax fees consist of fees for review of federal and state income tax returns.

The Audit Committee reviews and approves in advance the terms of and compensation for both audit and nonaudit services to be provided by KPMG LLP.  This duty has been delegated to the Chairman of the Audit Committee with any such preapproval reported to the Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.  Prohibited Non-Audit Services shall be as set forth in the rules promulgated by the SEC, including:  (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee has considered whether the provision of the services covered under “All Other Fees” is compatible with maintaining KPMG LLP’s independence.  The Audit Committee approved 100% of the fees described above.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.

VOTE REQUIRED

Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to ratify the appointment. For purposes of the vote on the appointment, abstentions will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

MISCELLANEOUS AND OTHER MATTERS

ADVANCE NOTICE PROCEDURES FOR MAKING DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS – Stockholder proposals for our Annual Meeting of Stockholders to be held in 2006 will not be included in our Proxy Statement for that meeting unless the proposal is proper for inclusion in our Proxy Statement and for consideration at the next Annual Meeting of Stockholders and is received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than December 21, 2005. Stockholders must also follow the procedures prescribed in SEC Rule 14a-8 under the Exchange Act.

In addition, our Second Amended and Restated Bylaws, or our Bylaws, provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must generally be given to our Secretary not less than 90 days nor more than 120 days before the date on which we first mailed our notice of meeting and accompanying proxy materials for the prior year’s Annual Meeting of Stockholders.

These Bylaw requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement. If these requirements are not followed, the nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our Bylaws is filed as Exhibit 3.2.1 to our Annual Report on Form 10-K, filed March 7, 2005, and is available at the SEC Internet site (http://www.sec.gov).

PROXY SOLICITATION COSTS – We will bear all expenses incurred in connection with the solicitation of proxies.  We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares.  Our officers and directors, and officers and employees of our Business Manager/Advisor, may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means.  They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.  In addition, we have hired Morrow & Co., Inc. to solicit proxies on our behalf.  The cost of soliciting proxies on our behalf will be approximately $5,000 plus costs and expenses.

OTHER MATTERS – As of the date of this Proxy Statement, the above are the only matters we are aware of that are to be acted upon at the meeting. If any other matter should properly come before the meeting for which we did not receive proper notice in accordance with the requirements of our Bylaws, as presented above, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion and best judgment. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on any such other matter will be required for approval.

By the order of the Board of Directors,

Scott W. Wilton
Secretary

Oak Brook, Illinois

April 18, 2005

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING YOUR VOTING VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

Our 2004 Annual Report on Form 10-K to stockholders includes our financial statements for the fiscal year ended December 31, 2004. The 2004 Annual Report does not form any part of the material for the solicitation of proxies.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – JUNE 7, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned stockholder of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”) hereby appoints Roberta S. Matlin and Scott W. Wilton as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on Tuesday, June 7, 2005, at 9:00 a.m., Central Daylight Savings Time, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF THE OTHER PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

 TO VOTE BY MAIL, PLEASE DETACH HERE

BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.	Place mark vote as indicated in this example	☒

1.	ELECTION OF DIRECTORS: 01. KENNETH H. BREAD 02. FRANK A. CATALINO 03. PAUL R. GAUVREAU 04. GERALD M. GORSKI	05. BRENDA G. GUJRAL 06. BARBARA A. MURPHY 07. ROBERT D. PARKS	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	3. TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONED THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

						Dated:	, 2005

	(Except nominee(s) written above)					Signature:

Signature (if held jointly)
2.	PROPOSAL TO RATIFY KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING		FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as your name or names appear hereon.  For joint accounts each owner each owner should sign.  When signing as executor, administrator,  attorney, trustee guardian or in another representative capacity, please give your full title.  If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

FIRM FOR 2005 FISCAL YEAR

	CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.		☐

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE

 TO VOTE BY MAIL, PLEASE DETACH HERE

VOTE BY TELEPHONE OR INTERNET QUICK* * * EASY * * * IMMEDIATE

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:  You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A:  To vote as the Board of Directors recommends on ALL PROPOSALS; Press 1.

OPTION B:  If you choose to vote on each proposal separately press 0.  You will hear these instructions.

Item 1:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.  The instructions are the same for all remaining items to be voted.
When asked, please confirm your vote by pressing 1.

VOTE BY INTERNET:  THE WEB ADDRESS IS www.proxyvoting.com/INWEST

IF YOU VOTE BY PHONE OR INTERNET – DO NOT MAIL THE PROXY CARD.
THANK YOU FOR VOTING.

Call * * Toll Free * * On a Touch-Telephone 1-800-868-5614 There is NO CHARGE to you for this call
CONTROL NUMBER for Telephone/Internet Voting